UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Commission File Number 000-50098

Date of Report (Date of earliest event reported):   June 30, 2026

PUBLIC COMPANY MANAGEMENT CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	88-0493734
(IRS Employer Identification No.)

9350 Wilshire Boulevard, Suite 203
Beverly Hills, CA	90212
(Address of principal executive offices)	( Zip Code)

Not applicable
(Former name or former address, if changed since last report.)

310 862 1957
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PCMC	OTCID Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On June 30, 2026, Public Company Management Corporation, a Nevada corporation (“PCMC” or the “Company”), entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Physicians Capital Management Corporation, a Maryland corporation (“Physicians”) and Conrad Ivie, MD (“Ivie”), the sole equity holder of Physicians. Under the Share Exchange Agreement, Ivie agreed to transfer to the Company and the Company agreed to acquire from Ivie, all of the issued and outstanding shares of capital stock of Physicians (the “Physicians Shares”) in exchange for 68,566,368 shares of PCMC's Common Stock and 24,913,918 shares of PCMC’s Preferred Stock, consisting of 1,000,000 shares of Series A Voting Preferred Stock, 15,942,612 shares of Series B-1 Convertible Preferred Stock and 7,971,306 shares of Series B-2 Convertible Preferred Stock (the "Exchange Shares"), which Exchange Shares shall constitute approximately 80% of the issued and outstanding shares of PCMC's Common Stock, fully diluted, immediately after the closing of the transactions contemplated herein, in each case, on the terms and conditions as set forth herein. The aggregate Exchange Shares are fixed, and any shares of Physicians Common Stock issued to Employee Stockholders shall reduce only the Exchange Shares otherwise allocable to Ivie and shall not increase the aggregate Exchange Shares; the Employee Stockholders shall receive only PCMC Common Stock in the Exchange.

Upon the Closing, the authorized capital stock of PCMC will consist of (i) 500,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), and (ii) 50,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), of which (i) 1,000,000 shares will have been designated as Series A Voting Preferred Stock (“Series A”), (ii) 25,000,000 shares will have been designated as Series B-1 Convertible Preferred Stock (“Series B-1”), and (iii) 10,000,000 shares will have been designated as Series B-2 Convertible Preferred Stock (“Series B-2”).

Ivie, PCMC and Physicians acknowledge that the Series A is intended to provide voting control to Ivie as will be more particularly set forth in the Voting Agreement and the Series A Certificate of Designation, each to be entered into or filed prior to or simultaneously with the Closing. Upon the Closing, the Series B-1 will be convertible after the eighteen (18) month anniversary of the Closing at a conversion ratio of four (4) shares of Common Stock for each one (1) share of Series B-1, and the Series B-2 will be convertible after the twenty-four (24) month anniversary of the Closing at a conversion ratio of eight (8) shares of Common Stock for each one (1) share of Series B-2, subject to customary anti-dilution adjustments.

The rights, preferences, and privileges of the Series B-1 Preferred Stock and the Series B-2 Preferred Stock shall be identical in all respects other than (A) the required holding period prior to conversion (18 months for Series B-1; 24 months for Series B-2) and (B) the applicable conversion ratio (four-for-one for Series B-1; eight-for-one for Series B-2). The number and classes of Common Stock and Preferred Stock issued to Ivie will represent approximately 80% of the outstanding shares of Common Stock of the Company, on an as-converted basis of the Preferred Stock, immediately after the closing of the transactions contemplated by the Share Exchange Agreement (the "Closing").

Consideration

Ivie’s interests in Physicians will be exchanged solely for equity securities of PCMC as described above, and no cash consideration will be paid by PCMC other than customary transaction expenses. At the Closing, Ivie shall transfer to the Company 10,000 shares of the Common Stock of Physicians shares of common stock owned by Ivie and, in consideration therefore, the Company shall issue to Ivie the Exchange Shares, i.e., (i) 68,566,368 shares of Common Stock, (ii) 15,942,612 shares of Series B-1 Preferred Stock, and (iii) 7,971,306 shares of Series B-2 Preferred Stock.

The transaction is not conditioned on PCMC obtaining third-party debt or equity financing, although PCMC may, from time to time after the closing seek additional financing for working capital and growth following the closing.

Certificate of Designation

In connection with the transactions contemplated by the Share Exchange Agreement, the Company intends to file with the Nevada Secretary of State, prior to or simultaneously with the Closing, a Certificate of Designation (the “Certificate of Designation”) establishing the rights, preferences, privileges, and limitations of the Series A Voting Preferred Stock, the Series B-1 Convertible Preferred Stock, and the Series B-2 Convertible Preferred Stock described herein. The Certificate of Designation has not yet been filed and is not currently effective. Upon filing with the Nevada Secretary of State, the Company intends to file a Current Report on Form 8-K reporting such event.

Post-Closing Ownership and Governance

Upon the Closing, Ivie is expected to own approximately 80% of the outstanding Common Stock of PCMC (on an as-converted, fully-diluted basis), and the existing stockholders of PCMC are expected to own approximately 20% of the outstanding Common Stock (on an as-converted, fully-diluted basis), subject to adjustments set forth in the Share Exchange Agreement. This percentage allocation is the product of negotiations between the parties and is not based on an independent valuation, appraisal or a fairness opinion, and should not be viewed as indicative of the actual fair market value of the Company, Physicians or the combined company.

In connection with the Closing, it is expected that the size and composition of the Board of Directors of PCMC (the “Board”) will be reconstituted without a meeting of the shareholders of the Company, so that a majority of the directors will be individuals designated by Physicians. This change in the majority of the Board will not be effective until the Company has filed with the Securities and Exchange Commission and transmitted to all holders of record of the Company's common stock the information statement required by Rule 14f-1 under the Securities Exchange Act of 1934, as amended, if required, and until at least ten (10) days after the date of transmittal. This would result in a change in control of the Company and Ivie would control the Company and have the ability to elect all of the Company's directors and to determine the outcome of most matters submitted to a vote of the Company's shareholders. Furthermore, the parties have agreed on certain executive management changes, including the appointment of Conrad Ivie as Chief Executive Officer, effective as of the Closing.

Conditions to Closing

The obligations of the parties to consummate the transactions are subject to customary closing conditions, including, among others: (a) the accuracy, in all material respects (or to the standard specified in the Share Exchange Agreement), of the representations and warranties of each party as of the Closing; (b) the performance in all material respects by each party of its covenants and agreements under the Share Exchange Agreement; (c) the absence of any law, order or injunction prohibiting or restraining the consummation of the transactions; (d) the receipt of all required consents, approvals or waivers from Governmental Authorities and third parties, in each case as specified in the Share Exchange Agreement; and (e) the absence of any Material Adverse Effect (as defined in the Share Exchange Agreement) with respect to either PCMC or Physicians between the signing date and the Closing.

The parties currently expect the Closing to occur in the third quarter of 2026, subject to the satisfaction or waiver of the closing conditions set forth in the Share Exchange Agreement. PCMC expects any required filing to be filed within the time frames required by applicable federal securities laws or OTC Market Group Inc.’s rules.

Shell Company Status

The Company is a "shell company" as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As a result of the Share Exchange Agreement and the transactions contemplated thereby (the "Transaction"), the Company will cease to be a shell company upon the Closing. In accordance with Item 2.01(f) of Form 8-K and General Instruction B.3 to Form 8-K, the Company will file a comprehensive current report on Form 8-K (the "Super 8-K") within four (4) business days after the Closing, which will include all information that would be required if the Company were filing a general form for registration of securities on Form 10 under the Exchange Act, reflecting all material changes in the Company's affairs since it last filed a Form 10-type report. As a condition to the Closing, the Company is required to file a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), registering the shares of Common Stock issuable to the Physicians Stockholders in connection with the Transaction, and such Registration Statement must be declared effective by the Commission prior to the Closing. Following the Closing, the Company will file the Super 8-K within four business days after the Closing.

Investors and shareholders are advised that, as a consequence of the Company's status as a former shell company, the resale exemption provided by Rule 144 under the Securities Act will not be available for the resale of any securities of the Company until one (1) year has elapsed from the date on which the Company files the Super 8-K containing Form 10-type information, and only if the Company is then current in its reporting obligations under the Exchange Act, all as required by Rule 144(i). Accordingly, holders of restricted securities of the Company will not be able to rely on Rule 144 for resales during this period and should consult with their own legal counsel regarding available exemptions under the Securities Act.

Business of Physicians

Physicians owns the real property consisting of a single-story health care/medical office building located at 14585 Hazel Dell Parkway, Carmel, Indiana 46033 (the “Property”), which is leased to Intuitive Health of Hamilton County, LLC (the “Tenant”) under a long-term triple-net lease (the “Lease”). Physicians holds, under valid leases or other rights, all real property, plants, machinery and equipment necessary for the conduct of their business as presently conducted, except where the failure to own or hold such property, plants, machinery or equipment would not have a material adverse effect.

Following the Closing, the Company’s primary business will be real estate development and ownership focusing on the health care industry. Generally, a real estate development company is a business that specializes in conceptualization, planning, financing, construction and management of properties. The Company’s core activities will include identifying and acquiring existing properties, and as required, securing regulatory approvals and entitlements, and overseeing the successful marketing and leasing of the property. The Company will focus on a healthcare real estate platform that acquires, develops and owns income-producing medical properties, initially concentrating on single or multi-tenant medical offices and outpatient facilities subject to long-term triple-net leases to health systems and other healthcare providers. The Company expects to raise project capital through a combination of debt and equity financing while managing risks related to market conditions, acquisition costs and regulatory compliance.

Undetermined or Additional Material Terms

As of the date of this Current Report on Form 8-K, the parties have not finalized the final composition of the post-closing Board committees or the specific form of certain ancillary agreements, if any, and such terms will be determined by mutual agreement of the parties prior to the Closing. PCMC intends to disclose any material amendments to, or waivers under, the Share Exchange Agreement or related agreements in one or more subsequent Current Reports on Form 8-K as required by the rules of the Securities and Exchange Commission.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities to be issued in the proposed transaction may not be sold, nor may offers to buy be accepted, except pursuant to an effective registration statement under the Securities Act or an applicable exemption from registration.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company intends to file with the Securities and Exchange Commission a registration statement on Form S-4, which will include a prospectus relating to the shares of Common Stock proposed to be issued in the transaction. Investors and security holders are urged to read the registration statement, prospectus and any other relevant documents filed or to be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the Company, Physicians and the proposed transaction. Investors and security holders will be able to obtain free copies of such documents, when filed, through the website maintained by the SEC at www.sec.gov and from the Company.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include statements regarding the expected timing and completion of the transactions contemplated by the Share Exchange Agreement, the expected filing and effectiveness of the Registration Statement on Form S-4, the anticipated filing of a Super 8-K following the Closing, the expected post-closing ownership, governance and management of the Company, the Company’s expected business following the Closing, and other statements that are not historical facts. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially, including, among others, the risk that the parties may not satisfy the conditions to Closing, the risk that the Registration Statement on Form S-4 may not be filed or declared effective when expected or at all, the risk that required regulatory, corporate or third-party approvals may not be obtained, risks relating to the Company’s current shell company status and Rule 144(i), risks relating to the Company’s ability to timely file the Super 8-K and required financial statements, risks relating to the post-closing business and operations of Physicians, risks relating to the Company’s ability to obtain financing, and the other risks described in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements except as required by law.

Filing of the Agreement

The foregoing description of the Share Exchange Agreement and the transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Share Exchange Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

Exhibit No.	Description

2.1*	Share Exchange Agreement, June 30, 2026, by and among Public Company Management Corporation, Physicians Capital Management Corporation, and the shareholder of Physicians Capital Management Corporation.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the inline XBRL document and included in Exhibit 101).

*	Certain schedules and similar attachments to this Share Exchange Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The omitted schedules and attachments do not contain information material to an investment or voting decision that is not otherwise disclosed in this Share Exchange Agreement or in the Current Report on Form 8-K. The registrant agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission or its staff upon request.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 6, 2026

PUBLIC COMPANY MANAGEMENT CORPORATION

By:	/s/ Quynh Hoa T. Tran
Quynh Hoa T. Tran
President